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                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Large-Cap Value Portfolio (the "Portfolio") that:

 (a) the Semi-Annual Report of the Portfolio on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Large-Cap Value Portfolio

Date: August 13, 2004
      ---------------


/S/ William J. Austin Jr.
-------------------------
William J. Austin Jr.
Treasurer

Date: August 13, 2004
      ---------------


/S/ Duncan W. Richardson
------------------------
Duncan W. Richardson
President